Exhibit 10.2

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of March 3, 2022, is by and among (i) DRAGON VICTORY INTERNATIONAL LIMITED, an exempted company with limited liability, organized and existing under the laws of the Cayman Islands (the “Company”), (ii) LSQ Investment Fund SPC-Disruptive Opportunity Fund II SP, a Cayman Islands Segregated Portfolio Company (“LSQ”), (iii) Natural Selection Capital Holdings Limited, a Cayman company (the “Consulting Company”), (iv) Mr. Ni Ming (“Mr. Ni,” and together with the Consulting Company, the “Consultants” and each a “Consultant”), and (v) Elephas Global Master Fund and Jiayi Huang (together with the Company, LSQ, and the Consultants, the “Parties” and each a “Party”).

WITNESSETH:

WHEREAS, the Parties entered into a Registration Rights Agreement dated August 6, 2021 (the “Registration Rights Agreement”); and

WHEREAS, the Parties desire to amend the Registration Rights Agreement to extend the Filing Deadline and the Effectiveness Deadline (as defined in the Registration Rights Agreement).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Parties hereby agree as follows:

1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

2. Amendments. The Parties hereby amend the Registration Rights Agreement as follows:

2.1 The definition of “Effectiveness Deadline’ shall be deleted in its entirety and replaced with the following sentence:

” ‘Effectiveness Deadline’ means, with respect to a Registration Statement filed hereunder, the date on which the Company is notified by the U.S. Securities and Exchange Commission (“SEC”) that one of the Registration Statements, as defined below, will not be reviewed or is no longer subject to further review and comments; provided, that the Effectiveness Deadline for (i) the 1st Closing Registration Statement shall be no later than the 30th calendar day following the expiration of the 1st Closing Shares Lock-Up Period, (ii) the 2nd Closing Registration Statement shall be no later than the calendar day that is no later than sixteen months (16) months from the date hereof, and (iii) the Consulting Company Registration Statement shall be no later than the 30th calendar day following the expiration of the Consulting Company Lock-Up Period.

2.2 The definition of “Filling Deadline” shall be deleted in its entirety and replaced with the following sentence:

” ‘Filing Deadline’ means, (i) with respect to the 1st Closing Registration Statement, any date that is prior to the expiration of the 1st Closing Shares Lock-Up Period such that the 1st Closing Registration Statement shall become effective by the Effectiveness Deadline as provided herein, (ii) with respect to the 2nd Closing Registration Statement, the date that is no later than the twelve (12) months following the date hereof, and (iii) with respect to the Consulting Company Registration Statement, any time prior to the expiration of the Consulting Company Lock-Up Period such that the Consulting Company Registration Statement shall become effective by the Effectiveness Deadline as provided herein.

3. Ratification. Except as expressly amended by this Amendment, the terms and conditions of the Registration Rights Agreement are hereby confirmed and shall remain in full force and effect without impairment or modification.

4. Conflict. In the event of any conflict between the Registration Rights Agreement and this Amendment, the terms of this Amendment shall govern.

5. Governing Law. This Amendment shall be governed by the internal laws of the State of New York without regard to the conflict of laws principles thereof

6. Counterparts. This Amendment may be executed in any number of counterparts and delivered by email/.pdf format or by facsimile, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered on their behalf as of the date first above written.

THE COMPANY:

DRAGON VICTORY INTERNATIONAL LIMITED

By	/s/ Liu Limin
Name:	Liu Limin
Title:	CEO

1st CLOSING PURCHASER:

LSQ Investment Fund SPC, a Cayman Islands Segregated Portfolio Company, for and on behalf of Disruptive Opportunity Fund II SP

By	/s/ Wang Bingzhong
Name:	Wang Bingzhong
Title:	Director

Sub-Investment Manager at KBR Fund Management Limited, in its capacity as sub-investment manager of LSQ Investment Fund SPC-Disruptive Opportunity Fund II SP

By	/s/ Bob Chan
Name:	Bob Chan
Title:	Director

2nd CLOSING PURCHASER:

Elephas Global Master Fund

By	/s/ Li Yiwen
Name:	Li Yiwen
Title:	Director

Jiayi Huang

By	/s/ Jiayi Huang
Name:	Jiayi Huang
Title:	N/A

Consulting Company:

Natural Selection Capital Holdings Limited, a Cayman company

By	/s/ Wang Bingzhong
Name:	Wang Bingzhong
Title:	Director

Ni Ming

By	/s/ Ni Ming
Name:	Ni Ming

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